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                                                                    Exhibit 10.4


                                OPTION AGREEMENT

          AGREEMENT, dated as of this 26th day of December 1996, by and between Asia Media Communications, Ltd., a Nevada corporation ("Parent"), and AMC International Holdings, Ltd., a British Virgin Islands corporation ("AMHL").

          WHEREAS, Parent is the record and beneficial owner of all of the issued and outstanding common shares of AMHL; and

          WHEREAS, AMHL proposes to create a class of preference shares (the "Preference Shares") which are exchangeable into shares of the Parent's common stock, par value $.01 per share (the "Common Stock"), pursuant to resolutions substantially in the form of Exhibit A hereto (the "Resolutions"); and

          WHEREAS, the Parent desires AMHL to create the Preference Shares and therefore is willing to grant to AMHL an option to acquire such number of shares of Common Stock as may be required to be exchanged for the Preference Shares,

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

          1. Parent hereby grants to AMHL an option to acquire, for no consideration, such number of shares of Common Stock as may be required from time to time to exchange any Preference Shares presented for exchange in accordance with the terms of the Resolutions (the "Option Shares").

          2. Parent covenants and agrees with AMHL as follows:

          (a) The Option Shares, when issued in exchange for Preference Shares in accordance with the rights, preferences and privileges thereof as set forth in the Resolutions, will be duly authorized, validly issued, fully paid and nonassessable.

          (b) Parent will at all times that any Preference Shares are exchangeable into Option Shares, out of Parent's authorized but unissued shares of Common Stock solely for the purpose of issuance upon exchange of Preference Shares as provided in the Resolutions, free from preemptive rights or any other actual contingent purchase rights of others other than the holders of the Preference Shares, reserve such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions set forth in Section 5 of the Resolutions) upon the exchange of all outstanding Preference Shares.

          3. Upon any exchange of Preference Shares for Common Stock, Parent shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on









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the Per Share Market Value (as defined in the Resolutions) at such time. If
Parent elects not, or is unable, to make such a cash payment, the holder of a Preference Share shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          4. The term of this Agreement shall commence upon the date hereof and shall continue so long as any Preference Shares are outstanding and are exchangeable into Common Stock.

          5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles.

          6. The Option Shares will not be registered under the Securities Act of 1933, as amended (the "Act"), and therefor may not be transferred or sold unless registered under the Act or pursuant to an exemption from registration thereunder. The certificates evidencing the option Shares will bear an appropriate restrictive legend.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year written above.

                                   Asia Media Communications, Ltd.


                                           TOM TUTTLE
                                   By:_________________________
                                           TOM TUTTLE


                                   AMC International Holdings, Ltd.


                                            EDWARD TOBIN
                                   By:_________________________
                                            EDWARD TOBIN






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